                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  July 18, 1995


                                 USX Corporation
- --------------------------------------------------------------------------------
                                      ----
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
- ---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)
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Item 5.   Other Events

          On July 18, 1995, the Registrant reported unaudited results for the second quarter and six months ended June 30, 1995 for each of the Marathon Group, the U. S. Steel Group and the Delhi Group of USX Corporation and consolidated results for USX Corporation and subsidiary companies. The press releases announcing these results and including condensed financial and operating data are filed herewith as exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Exhibits

99.1 Press Release dated July 18, 1995 with respect to the Marathon Group of USX
           Corporation and summary financial and operating data.

99.2 Press Release dated July 18, 1995 with respect to the U. S. Steel Group of
           USX Corporation and summary financial and operating data.

99.3 Press Release dated July 18, 1995 with respect to the Delhi Group of USX
           Corporation and summary financial and operating data.

     Condensed consolidated financial data with respect to USX and subsidiary companies is included with each press release.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   s/ Lewis B. Jones
     -------------------
     Lewis B. Jones
     Vice President
     & Comptroller


Dated:  July 20, 1995